united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/18

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Day Hagan Tactical Allocation Fund

Day Hagan Logix Tactical Dividend Fund

June 30, 2018

Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

1-877-329-4246

Day Hagan Funds Annual Letter

July, 2018

The past year generally illustrated a positive result for equities, as U.S. corporate tax reform boosted profits, global Central Banks remained accommodative on balance, U.S. companies continued their buyback sprees, global economic growth remained positive, and continued investor confidence supported the buy-the-dip approach to risk management.

While the aforementioned factors ultimately prevailed, there were myriad obstacles that cropped up along the way to the end result. Each, in our view, had the propensity to derail the equity markets uptrend, some for a short period of time, others potentially longer. Among the most prominent were:

Tweet Risk, a fairly new factor, was high. Affected sectors and industries included medical distributors, retail stocks, and areas of the financial markets reliant on international trade. We found that Tweet Risk could negatively impact the psychology around even good operating businesses, exerting significant downward price pressures on a short-term basis. Tweet Risk, in our view, served to increase market volatility and extend the likely period of time for value opportunities to be realized.

Trade War Risk also increased throughout the year. We would note that while there many potentially shocking initial proposals and large numbers being bandied about, the value (cost) of the tariffs actually implemented was only a small percentage of the initial salvos. At this point, we view the tariff negotiations (including NAFTA) as likely being resolved without a major market dislocation. Until resolution, however, we view the overhang as a headwind.

Trade War Risk also caused consternation in China, one of the world’s fasted growing economies. Speculation that China would respond to proposed tariffs from the U.S. by devaluing their currency and/or selling U.S. assets (such as a portion of their Treasury bond holdings), led to concerns that equity markets might enter another weak equity market period similar to 2015 when investors previously reacted to those same issues. The large 2015 equity market declines in emerging markets, China and the subsequent spillover into the U.S. appeared to be fresh in many investors’ minds, and rightfully so. We continue to view China’s potentially destabilizing reactions as a reason to maintain a conservative allocation to equities.

Valuation Risk also remained elevated based on earnings, sales, and book values. Even with corporate tax reform and the resulting earnings boost, U.S. companies, on average, remained in overvalued territory relative to the past 5 years, 10 years and full post-WWII period.

Interest Rate Risk was also prevalent. While investors’ worst fears around an interest rate spike may not have been realized, it’s important to recognize that after the 10-year Treasury rate approached 2% in September ’17, it then leaped higher and exceeded 3% by May ’18. Higher rates are beginning to be noticed with regard to the impact on Federal Debt net interest payments, consumer discretionary purchases (homes, cars, appliances), and the availability of consumer and business credit. We would note that here in the U.S., economic growth has been underpinned by consumer spending and a spike higher would be impactful. The Fed has indicated another two hikes for 2018 and continuing the path toward higher rates through 2022.

Fed Put Risk increased as the baton for the Fed Chairperson was passed from Janet Yellen to Jerome Powell. While Yellen was embraced by investors as someone who would quickly step up to protect the financial markets from extended declines, Jerome Powell is viewed, in our opinion, as a potential unknown as to where his level of discomfort might reside. In other words, while Yellen was perceived as likely to intervene if the broader U.S. equity markets dropped 10% or so, Powell’s public statements indicated that he might be comfortable with far larger declines. This led investors to reprice the “Fed Put,” which has served to increase volatility.

Central Bank Risk increased. The world’s major central banks (Fed, Bank of Japan, and European Central Bank) have been moving toward normalizing their collective balance sheets. It is anticipated that by mid-2019, there will be net reductions. In other words, they will be removing liquidity from the financial markets for the first time in 10 years. It can be argued that the global bull market following the financial collapse from 2007-2009 was orchestrated and supported by central banks and their massive stimulus measures. Historically, former attempts by the Fed and ECB to slow stimulus ended badly as the equity markets dropped and those same central banks jumped back in with more support. If QE1 was all that was needed, why did the Fed come back to the table with QE2, QE3 and Operation Twist (among many other programs)?

Geopolitical Risk was also high during the past 12 months. Conflicts in Afghanistan, Syria, Iran, Venezuela, Libya, among too many others, continued, along with waves of populism in the EU (Germany, Spain, Italy, Greece), a regime change in Saudi Arabia (MbS), and the rise of despots (Duterte, Erdogan, Maduro). Brexit stayed in the headlines, with the cutoff date of March 29, 2019 edging closer. Russia’s activities sometimes caught the media’s attention, but it was their presence in Syria that served to create the greatest investor angst.

Sentiment Risk was also high for the past twelve months. Investor complacency and the pricing of risk, based on our work, didn’t adequately incorporate the underlying fundamentals and potential risks inherent in equity markets. In other words, markets were vulnerable as investors’ underpriced risk. This mispricing ultimately was resolved by the massive market shock that was felt in early-February ’18, when equity market volatility measures (such as the VIX) spiked up at the highest rate in their history. The subsequent forced selling of short volatility positions and resulting market reverberations caused a significant market downturn from January 26th, 2018 through February 9th, 2018. Importantly, the market highs set in early-January have not been exceeded as global equity markets remain range-bound. In our view, this confirms our models message that investors shouldn’t be taking on too much risk at this point in the cycle.

Our indicators and models determined that the past year’s environment of rising interest rates, increased volatility, relative high valuations, potential reductions in central bank liquidity, and other increasing headwinds warranted a relatively cautious approach to our equity exposure, which is another way of saying we avoided excess risk.

Throughout the year, in both of our strategies, we ranged from defensive to mildly bullish positioning. Our cash allocations were clearly a drag on performance, yet in light of assessing the risks in real time without the benefit of hindsight, our implementation of positions that weren’t overly aggressive and imbued with inordinate risk was, in our view, both rational and reasonable. In other words, although many of the risks we’ve cited, along with others we haven’t, didn’t necessarily overly impact market performance, we still provided positive returns relative to our benchmarks.

The Day Hagan Tactical Allocation Fund I-share (DHAIX), which allocates among stocks (U.S. and international), bonds, and cash, was up 4.64% versus the Blended Benchmark return of 4.80% and the MSCI World Index, up 9.02%. Helping performance was our exposure to U.S. equities, while our emerging markets exposure, though underweight, was a detractor. We also utilized various option strategies to manage risk, including the selling of puts on exchange traded funds we wanted to own and selling calls on existing positions that were nearing sell levels. We will be looking for our models and the weight of the evidence to turn more positive before committing additional capital to equities or fixed income. If the market doesn’t find support and takes a second leg down, we will be quick to follow our models’ direction and lower equity exposure. The bottom line is that broad-based indicator confirmation is the key to success.

For the one-year period ending June 30, 2018, the Day Hagan Logix Tactical Dividend Fund I-share (DHQIX) was up 9.45% versus our primary benchmark, the Russell 1000 Value Index Total Return, which was up 6.77%. The Day Hagan Logix strategy has delivered attractive absolute and relative returns even with a recent market environment that does not play to its most significant strengths. More specifically, growth has been outperforming value over the last several years, and there has been no extended test on the downside. Based on our methodology, our current portfolio is among the most meaningfully undervalued, versus our measure of fair market value that we have experienced since our inception in 2002. Regardless of what comes next for the broader macroeconomic environment and the capital markets, we are positioned to deliver for clients of the Day Hagan Logix Tactical Dividend strategy.

We think it is important to note that there are signs that earnings growth rates may peak in the second half of the year, potentially coinciding with the Fed quickening their balance sheet wind-down (i.e., the process of reversing quantitative easing measures). Add to those circumstances the potential for higher interest rates, a “topping out” of global growth, and higher energy prices, and global equity markets may find it hard to make significant gains over and above previous highs. One might certainly be rational in thinking that, at the very least, corporate margins would be under pressure.

Based on our indicator evidence, none have begun to “bite” enough to impact corporate returns in a way that would make us turn bearish. At this point, economic growth is positive, and consumers and businesses, based on available survey data, remain optimistic (although investors are showing signs of potential fatigue). Economic and financial liquidity is still positive, and money is available for credit-worthy, and some not-so-credit-worthy, borrowers.

Given the crosscurrents and potential headwinds, the weight of the evidence continues to support a healthy dose of equity exposure, but not an overly aggressive positioning that inordinately, and indiscriminately, takes on risk.

Sincerely,

Donald L. Hagan, CFA

Arthur S. Day

4845-NLD-7/16/2018

Day Hagan Tactical Allocation Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, as compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception ^	Since Inception ^^
Day Hagan Tactical Allocation Fund Class A	4.64%	2.91%	4.01%	4.51%	N/A
Day Hagan Tactical Allocation Fund Class A with load	(1.30)%	0.90%	2.77%	3.80%	N/A
Day Hagan Tactical Allocation Fund Class C	3.86%	2.13%	3.24%	3.72%	N/A
Day Hagan Tactical Allocation Fund Class I	4.88%	3.20%	N/A	N/A	2.25%
MSCI World Index **	9.02%	6.38%	7.82%	7.61%	4.46%
Day Hagan Tactical Allocation Blended Index ***	4.80%	4.32%	5.31%	5.64%	3.31%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I share through October 31, 2018. The Fund’s gross total annual operating expenses were 1.99% for Class A shares, 2.74% for Class C shares and 1.74% for Class I shares per the latest prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

**	The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets.

***	The Day Hagan Tactical Allocation Blended Index reflects an unmanaged portfolio of 55% of the Russell 3000 Total Return Index, 40% of the Barclays Capital U.S. Aggregate Index and a 5% cash component.

^	Inception date for Class A and Class C is October 30, 2009.

^^	Inception date for Class I is July 1, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry on June 30, 2018	% of Net Assets
Exchange-Traded Equity Funds	68.2%
Exchange-Traded Debt Funds	31.1%
Other / Cash & Cash Equivalents	0.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Day Hagan Logix Tactical Dividend Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for each of the periods ended June 30, 2018, as compared to its benchmarks:

	1 Year Return	3 Year Return	Since Inception****
Day Hagan Logix Tactical Dividend Fund Class A	9.29%	6.04%	6.30%
Day Hagan Logix Tactical Dividend Fund Class A with load	3.02%	3.97%	4.74%
Day Hagan Logix Tactical Dividend Fund Class C	8.43%	5.23%	5.50%
Day Hagan Logix Tactical Dividend Fund Class I	9.45%	6.29%	6.57%
Russell 1000 Value Total Return Index **	6.77%	8.26%	7.09%
S&P 500 Total Return Index ***	14.37%	11.93%	10.59%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares through October 31, 2018. The Fund’s gross total annual operating expenses were 1.64% for Class A shares, 2.39% for Class C shares and 1.39% for Class I shares per the latest prospectus .For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

**	The Russell 1000 Value Total Return Index measures the performance of the largest 1000 U.S. companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

***	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

****	Inception date is July 1, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry on June 30, 2018	% of Net Assets
Oil & Gas	15.1%
Pharmaceuticals	10.3%
Retail	9.6%
Food	9.2%
REITs (Real Estate Investment Trusts)	8.7%
Exchange-Traded Debt Funds	7.9%
Transportation	7.1%
Telecommunications	5.4%
Agriculture	3.2%
Semiconductors	3.0%
Other / Cash & Cash Equivalents	20.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Day Hagan Tactical Allocation Fund

PORTFOLIO OF INVESTMENTS

June 30, 2018

Shares		Fair Value
	EXCHANGE-TRADED FUNDS - 99.3%
	DEBT FUNDS - 31.1%
113,842	First Trust Enhanced Short Maturity ETF	$6,829,381
18,659	iShares Core U.S. Aggregate Bond ETF	1,983,825
		8,813,206
	EQUITY FUNDS - 68.2%
44,034	iShares Core MSCI Emerging Markets ETF ^	2,312,225
41,882	iShares Core S&P Small-Cap ETF	3,495,472
56,727	iShares Currency Hedged MSCI Eurozone ETF	1,705,214
10,587	iShares MSCI All Country Asia ex Japan ETF	758,770
17,133	iShares MSCI Canada ETF	488,462
26,937	iShares MSCI Japan ETF	1,559,922
28,587	iShares MSCI United Kingdom ETF	994,256
24,359	iShares Russell 1000 Growth ETF ^	3,502,824
10,175	SPDR S&P 500 ETF Trust ^	2,760,274
16,998	Vanguard Dividend Appreciation ETF	1,727,337
		19,304,756

	TOTAL EXCHANGE-TRADED FUNDS (Cost $27,939,236)	28,117,962

	SHORT-TERM INVESTMENT - 0.4%
107,611	Fidelity Investments Money Market Funds - Government Portfolio Institutional, Class, 1.77% *	107,611
	TOTAL SHORT-TERM INVESTMENT (Cost $107,611)	107,611

	TOTAL INVESTMENTS - 99.7% (Cost $28,046,847)	$28,225,573
	TOTAL PUT OPTIONS WRITTEN - (0.1)% (Premiums Received $15,925)	(15,110)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	123,138
	TOTAL NET ASSETS - 100.0%	$28,333,601

			Notional Value at
Contracts**		Counterparty	June 30, 2018	Fair Value
	SCHEDULE OF PUT OPTIONS WRITTEN - (0.1)% +
350	iShares China Large-Cap ETF
	Expiration August 2018, Exercise Price $40.00	Interactive Brokers	$1,400,000	$15,050
1	iShares China Large-Cap Equity
	Expiration August 2018, Exercise Price $41.00	Interactive Brokers	$4,100	$60
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $15,925)			$15,110

ETF - Exchange-Traded Fund

^	All or a portion of the security held as collateral for options written as of June 30, 2018. Total collateral for options written is $5,149,557.

+	Non-income producing security

*	Money market fund; interest rate reflects seven-day effective yield on June 30, 2018.

**	One contract is equivalent to 100 shares of the underlying ETF.

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund

PORTFOLIO OF INVESTMENTS

June 30, 2018

Shares		Fair Value

	COMMON STOCK - 67.1%
	AGRICULTURE - 3.2%
85,000	Archer-Daniels-Midland Co.	$3,895,550

	BEVERAGES - 2.6%
71,000	Coca-Cola Co.	3,114,060

	COMMERCIAL SERVICES - 1.6%
32,800	Monro, Inc.	1,905,680

	FOOD - 9.2%
92,000	General Mills, Inc.	4,071,920
48,000	Kellogg Co.	3,353,760
52,000	Tyson Foods, Inc.	3,580,200
		11,005,880
	OIL & GAS - 15.1%
105,800	Apache Corp.	4,946,150
102,000	Cabot Oil & Gas Corp.	2,427,600
53,391	Exxon Mobil Corp.	4,417,037
37,279	Occidental Petroleum Corp.	3,119,507
48,963	Schlumberger, Ltd.	3,281,990
		18,192,284
	PHARMACEUTICALS - 10.3%
46,239	AmerisourceBergen Corp.	3,942,799
67,500	Cardinal Health, Inc.	3,296,025
20,100	McKesson Corp.	2,681,340
151,119	Owens & Minor, Inc.	2,525,198
		12,445,362
	RETAIL - 9.6%
27,400	Lowe’s Cos, Inc.	2,618,618
47,500	TJX Cos, Inc.	4,521,050
57,300	Tractor Supply Co.	4,382,877
		11,522,545

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018

Shares		Fair Value
	SEMICONDUCTORS - 3.0%
65,000	QUALCOMM, Inc.	$3,647,800

	TELECOMMUNICATIONS - 5.4%
92,500	Cisco Systems, Inc.	3,980,275
31,317	InterDigital, Inc.	2,533,545
		6,513,820
	TRANSPORTATION - 7.1%
17,985	FedEx Corp.	4,083,674
41,688	United Parcel Service, Inc.	4,428,516
		8,512,190

	TOTAL COMMON STOCK ( Cost - $79,375,720)	80,755,171

	EXCHANGE-TRADED FUNDS - 7.9%
	DEBT FUNDS - 7.9%
123,500	iShares Floating Rate Bond ETF	6,298,500
31,000	PIMCO Enhanced Short Maturity Active ETF	3,148,050
	TOTAL EXCHANGE-TRADED FUNDS (Cost $9,431,409)	9,446,550

	REITs (REAL ESTATE INVESTMENT TRUSTS) - 8.7%
26,000	American Tower Corp.	3,748,420
11,700	Public Storage	2,654,262
36,000	Ventas, Inc.	2,050,200
33,000	Welltower, Inc.	2,068,770
	TOTAL REITs (Cost $9,454,058)	10,521,652

	SHORT-TERM INVESTMENT - 16.3%
19,605,998	Fidelity Investments Money Market Funds - Government Portfolio Institutional, Class, 1.77% *	19,605,998
	TOTAL SHORT-TERM INVESTMENT (Cost $19,605,998))	19,605,998

	TOTAL INVESTMENTS - 100.0% (Cost $117,867,185)	$120,329,371
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(20,728)
	TOTAL NET ASSETS - 100.0%	$120,308,643

ETF - Exchange-Traded Fund

*	Money market fund; interest rate reflects seven-day effective yield on June 30, 2018.

See accompanying notes to financial statements.

Day Hagan Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018

	Tactical	Logix Tactical
	Allocation Fund	Dividend Fund
ASSETS
Investment securities:
At cost	$28,046,847	$117,867,185
At value	$28,225,573	$120,329,371
Cash at Broker	134,398	157
Receivable for Fund shares sold	13,384	51,404
Dividends receivable	33,112	228,925
Prepaid expenses and other assets	25,739	59,065
TOTAL ASSETS	28,432,206	120,668,922

LIABILITIES
Options written, at value (Premiums received $15,925, $0)	15,110	—
Distribution (12b-1) fees payable	27,217	2,001
Payable for Fund shares repurchased	10,589	204,523
Investment management fees payable	17,232	100,947
Payable to related parties	8,458	24,173
Accrued expenses and other liabilities	19,999	28,635
TOTAL LIABILITIES	98,605	360,279
NET ASSETS	$28,333,601	$120,308,643

Composition of Net Assets:
Paid in capital	$27,355,329	$110,352,043
Undistributed net investment income	25,398	—
Undistributed net realized gain from investments and options written	773,333	7,494,414
Net unrealized appreciation on investments and options written	179,541	2,462,186
NET ASSETS	$28,333,601	$120,308,643

See accompanying notes to financial statements.

Day Hagan Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

June 30, 2018

	Tactical	Logix Tactical
	Allocation Fund	Dividend Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,934,330	$9,442,454
Shares of beneficial interest outstanding (a)	434,557	819,184
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$11.35	$11.53
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$12.04	$12.23

Class C Shares:
Net Assets	$4,156,791	$16,868,989
Shares of beneficial interest outstanding (a)	392,148	1,491,909
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.60	$11.31

Class I Shares:
Net Assets	$19,242,480	$93,997,200
Shares of beneficial interest outstanding (a)	1,686,536	8,129,700
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.41	$11.56

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investment in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Day Hagan Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2018

	Tactical	Logix Tactical
	Allocation Fund	Dividend Fund
INVESTMENT INCOME
Dividends	$548,006	$3,017,484
Interest	—	156
TOTAL INVESTMENT INCOME	548,006	3,017,640
EXPENSES
Investment management fees	289,487	1,329,525
Distribution (12b-1) fees:
Class A	16,361	29,335
Class C	49,475	181,373
Registration fees	33,175	48,025
Administration fees and expenses	33,054	142,076
Management service fees	25,038	97,492
Transfer Agent Fees	18,438	22,772
Shareholder service fees	13,823	79,465
Audit Fees	13,250	13,250
Compliance officer fees	10,950	18,300
Trustees fees and expenses	10,277	10,277
Legal Fees	6,369	12,847
Printing and postage expenses	5,468	17,612
Custodian fees	4,824	13,386
Broker/Margin interest expense	4,624	247
Insurance expense	1,095	2,555
Other expenses	1,799	3,421
TOTAL EXPENSES	537,507	2,021,958
Less: Fees waived by the Manager	(76,180)	(17,140)
NET EXPENSES	461,327	2,004,818

NET INVESTMENT INCOME	86,679	1,012,822

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	2,014,334	12,725,918
Distribution of long term capital gains from underlying investment companies	—	245
Net realized gain from options written	112,566	—
Net realized gain from investments and options written	2,126,900	12,726,163

Net change in unrealized depreciation on investments	(863,623)	(2,301,273)
Net change in unrealized depreciation on options written	(1,578)	—
Net change on unrealized depreciation on investments and options written	(865,201)	(2,301,273)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,261,699	10,424,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,348,378	$11,437,712

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
FROM OPERATIONS
Net investment income	$86,679	$63,341
Net realized gain from investments	2,126,900	2,391,699
Net change in unrealized appreciation (depreciation) on investments and options written	(865,201)	142,578
Net increase in net assets resulting from operations	1,348,378	2,597,618

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(997)	—
Class I	(59,339)	—
From net realized gains:
Class A	(449,198)	—
Class C	(365,408)	—
Class I	(1,129,808)	—
Total distributions to shareholders	(2,004,750)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	608,104	882,126
Class C	548,482	619,937
Class I	3,820,234	1,615,833
Net asset value of shares issued in reinvestment of distributions:
Class A	422,596	—
Class C	343,947	—
Class I	1,136,356	—
Payments for shares redeemed:
Class A	(4,324,458)	(9,088,197)
Class C	(2,012,533)	(2,880,680)
Class I	(1,415,666)	(2,079,725)
Net decrease in net assets from shares of beneficial interest	(872,938)	(10,930,706)

TOTAL DECREASE IN NET ASSETS	(1,529,310)	(8,333,088)

NET ASSETS
Beginning of Year	29,862,911	38,195,999
End of Year*	$28,333,601	$29,862,911
*Includes accumulated net investment income of:	$25,398	$—

SHARE ACTIVITY
Class A:
Shares Sold	52,269	77,993
Shares Reinvested	37,037	—
Shares Redeemed	(372,204)	(797,820)
Net decrease in shares of beneficial interest outstanding	(282,898)	(719,827)

Class C:
Shares Sold	49,869	58,034
Shares Reinvested	32,144	—
Shares Redeemed	(184,867)	(269,431)
Net decrease in shares of beneficial interest outstanding	(102,854)	(211,397)

Class I:
Shares Sold	332,859	141,282
Shares Reinvested	99,245	—
Shares Redeemed	(121,685)	(183,545)
Net increase (decrease) in shares of beneficial interest outstanding	310,419	(42,263)

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
FROM OPERATIONS
Net investment income	$1,012,822	$966,765
Net realized gain from investments	12,725,918	3,866,057
Distribution of long term capital gains from underlying investment companies	245	—
Net change in unrealized appreciation (depreciation) on investments	(2,301,273)	2,341,295
Net increase in net assets resulting from operations	11,437,712	7,174,117

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(77,872)	(137,196)
Class C	(8,149)	(23,969)
Class I	(978,147)	(1,049,950)
From net realized gains:
Class A	(688,014)	(188,723)
Class C	(1,155,189)	(125,740)
Class I	(6,655,826)	(769,413)
Total distributions to shareholders	(9,563,197)	(2,294,991)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,885,954	18,581,282
Class C	1,963,179	8,586,308
Class I	24,901,633	55,736,802
Net asset value of shares issued in reinvestment of distributions:
Class A	585,253	273,473
Class C	1,122,072	143,844
Class I	6,333,188	1,554,234
Payments for shares redeemed:
Class A	(7,623,066)	(23,979,506)
Class C	(6,512,914)	(4,162,801)
Class I	(51,912,228)	(38,834,383)
Net increase (decrease) in net assets from shares of beneficial interest	(29,256,929)	17,899,253

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,382,414)	22,778,379

NET ASSETS
Beginning of Year	147,691,057	124,912,678
End of Year*	$120,308,643	$147,691,057
*Includes undistributed net investment income of:	$—	$4,831

SHARE ACTIVITY
Class A:
Shares Sold	162,746	1,654,490
Shares Reinvested	51,597	24,084
Shares Redeemed	(663,842)	(2,146,849)
Net decrease in shares of beneficial interest outstanding	(449,499)	(468,275)

Class C:
Shares Sold	175,163	780,059
Shares Reinvested	100,815	12,841
Shares Redeemed	(582,900)	(379,433)
Net increase (decrease) in shares of beneficial interest outstanding	(306,922)	413,467

Class I:
Shares Sold	2,169,517	4,983,182
Shares Reinvested	556,392	136,971
Shares Redeemed	(4,557,033)	(3,459,775)
Net increase (decrease) in shares of beneficial interest outstanding	(1,831,124)	1,660,378

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A
	Year		Year	Year		Year		Year
	Ended		Ended	Ended		Ended		Ended
	June 30, 2018		June 30, 2017	June 30, 2016		June 30, 2015		June 30, 2014
Net asset value, beginning of year	$11.62		$10.81	$11.30		$11.90		$10.76
Activity from investment operations:
Net investment income (loss) (5)(6)	0.03		0.02	(0.00	) (1)	(0.00	) (1)	(0.00	) (1)
Net realized and unrealized gain (loss) from investments	0.51		0.79	(0.36)		(0.05)		1.31
Total from investment operations	0.54		0.81	(0.36)		(0.05)		1.31
Less distributions from:
Net investment income	(0.00	) (1)	—	—		(0.01)		(0.03)
Net realized gains	(0.81)		—	(0.13)		(0.54)		(0.14)
Total distributions	(0.81)		—	(0.13)		(0.55)		(0.17)
Net asset value, end of year	$11.35		$11.62	$10.81		$11.30		$11.90
Total return (2)	4.64%		7.49%	(3.18)%		(0.49)%		12.21%
Net assets, at end of year (000s)	$4,934		$8,340	$15,542		$40,030		$53,377
Ratio of gross expenses to average net assets (3)(4)(7)	1.88%		1.79%	1.83%		1.71%		1.75%
Ratio of net expenses to average net assets (4)(7)	1.61%		1.60%	1.60%		1.60%		1.60%
Ratio of net investment income (loss) to average net assets (4)(6)(7)	0.25%		0.18%	(0.03%)		(0.02%)		(2.00%)
Portfolio Turnover Rate	303%		176%	59%		120%		206%

(1)	Amount represents less than $0.01 per share.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratios include 0.01% of Broker/Margin interest expense for the year ended June 30, 2018.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Net asset value, beginning of year	$10.98	$10.29	$10.84	$11.51	$10.47
Activity from investment operations:
Net investment loss (4)(5)	(0.05)	(0.06)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain (loss) from investments	0.48	0.75	(0.33)	(0.04)	1.28
Total from investment operations	0.43	0.69	(0.42)	(0.13)	1.20
Less distributions from:
Net investment income	—	—	—	—	(0.02)
Net realized gains	(0.81)	—	(0.13)	(0.54)	(0.14)
Total distributions	(0.81)	—	(0.13)	(0.54)	(0.16)
Net asset value, end of year	$10.60	$10.98	$10.29	$10.84	$11.51
Total return (1)	3.86%	6.71%	(3.88)%	(1.24)%	11.50%
Net assets, at end of year (000s)	$4,157	$5,436	$7,270	$9,467	$9,300
Ratio of gross expenses to average net assets (2)(3)(6)	2.63%	2.54%	2.58%	2.46%	2.50%
Ratio of net expenses to average net assets (3)(6)	2.36%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss to average net assets (3)(5)(6)	(0.48%)	(0.53%)	(0.82%)	(0.80)%	(0.70)%
Portfolio Turnover Rate	303%	176%	59%	120%	206%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Per share amounts calculated using the average shares method.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	The ratios include 0.01% of Broker/Margin interest expense for the year ended June 30, 2018.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.69	$10.85	$11.29	$11.93 (1)
Activity from investment operations:
Net investment income (loss) (5)(6)	0.06	0.05	0.01	(0.01)
Net realized and unrealized gain (loss) from investments	0.51	0.79	(0.32)	(0.05)
Total from investment operations	0.57	0.84	(0.31)	(0.06)
Less distributions from:
Net investment income	(0.04)	—	—	(0.04)
Net realized gains	(0.81)	—	(0.13)	(0.54)
Total distributions	(0.85)	—	(0.13)	(0.58)
Net asset value, end of year	$11.41	$11.69	$10.85	$11.29
Total return (2)	4.88%	7.74%	(2.74)%	(0.56)%
Net assets, at end of year (000s)	$19,242	$16,087	$15,384	$435
Ratio of gross expenses to average net assets (3)(4)(7)	1.63%	1.54%	1.58%	1.46%
Ratio of net expenses to average net assets (4)(7)	1.36%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets (4)(6)(7)	0.54%	0.48%	0.05%	(0.10%)
Portfolio Turnover Rate	303%	176%	59%	120%

(1)	The Day Hagan Tactical Allocation Fund Class I shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratios include 0.01% of Broker/Margin interest expense for the year ended June 30, 2018.

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.33	$10.93	$10.68	$10.00 (1)
Activity from investment operations:
Net investment income (5)(6)	0.08	0.05	0.05	0.02
Net realized and unrealized gain from investments	0.95	0.49	0.36	0.69
Total from investment operations	1.03	0.54	0.41	0.71
Less distributions from:
Net investment income	(0.08)	(0.07)	—	(0.01)
Net realized gains	(0.75)	(0.07)	(0.16)	(0.02)
Total distributions	(0.83)	(0.14)	(0.16)	(0.03)
Net asset value, end of year	$11.53	$11.33	$10.93	$10.68
Total return (2)	9.29%	4.99%	3.90%	7.07%
Net assets, at end of year (000s)	$9,442	$14,379	$18,980	$15,900
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.61%	1.59%	1.70%	2.12%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets (4)(6)	0.67%	0.49%	0.49%	0.15%
Portfolio Turnover Rate	84%	72%	73%	93%

(1)	The Day Hagan Logix Tactical Dividend Fund Class A shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the Manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class C
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.14	$10.77	$10.61	$10.00 (1)
Activity from investment operations:
Net investment loss (5)(6)	(0.01)	(0.02)	(0.03)	(0.06)
Net realized and unrealized gain from investments	0.94	0.48	0.35	0.69
Total from investment operations	0.93	0.46	0.32	0.63
Less distributions from:
Net investment income	(0.01)	(0.02)	—	—
Net realized gains	(0.75)	(0.07)	(0.16)	(0.02)
Total distributions	(0.76)	(0.09)	(0.16)	(0.02)
Net asset value, end of year	$11.31	$11.14	$10.77	$10.61
Total return (2)	8.43%	4.25%	2.98%	6.28%
Net assets, at end of year (000s)	$16,869	$20,045	$14,915	$3,790
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	2.36%	2.34%	2.45%	2.87%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss to average net assets (4)(6)	(0.08%)	(0.20%)	(0.34%)	(0.57%)
Portfolio Turnover Rate	84%	72%	73%	93%

(1)	The Day Hagan Logix Tactical Dividend Fund Class C shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the Manager.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Logix Tactical Dividend Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.37	$10.97	$10.70	$10.00 (1)
Activity from investment operations:
Net investment income (5)(6)	0.11	0.09	0.07	0.05
Net realized and unrealized gain from investments	0.95	0.49	0.37	0.69
Total from investment operations	1.06	0.58	0.44	0.74
Less distributions from:
Net investment income	(0.12)	(0.11)	(0.01)	(0.02)
Net realized gains	(0.75)	(0.07)	(0.16)	(0.02)
Total distributions	(0.87)	(0.18)	(0.17)	(0.04)
Net asset value, end of year	$11.56	$11.37	$10.97	$10.70
Total return (2)	9.45%	5.31%	4.09%	7.36%
Net assets, at end of year (000s)	$93,997	$113,267	$91,018	$15,527
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.36%	1.34%	1.45%	1.87%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets (4)(6)	0.92%	0.80%	0.65%	0.43%
Portfolio Turnover Rate	84%	72%	73%	93%

(1)	The Day Hagan Logix Tactical Dividend Fund Class I shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the Manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2018

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following series: Day Hagan Tactical Allocation Fund (formerly Day Hagan Tactical Allocation Fund of ETFs) and Day Hagan Logix Tactical Dividend Fund (formerly Day Hagan Tactical Dividend Fund) (each a “Fund” or collectively the “Funds”). The Day Hagan Tactical Allocation Fund is registered as a diversified fund and the Day Hagan Logix Tactical Dividend Fund is registered as a non-diversified fund. The Funds’ investment manager is Donald L. Hagan, LLC, also known as Day Hagan Asset Management (the “Manager” or “Day Hagan”).

Day Hagan Tactical Allocation Fund Class A and Class C commenced operations on October 30, 2009. The Day Hagan Tactical Allocation Fund Class I commenced operations on July 1, 2014. The Fund’s primary investment objective is to achieve long-term capital appreciation with current income as a secondary objective.

Day Hagan Logix Tactical Dividend Fund commenced operations on July 1, 2014. The Fund’s primary investment objective is to achieve long-term capital appreciation with current income as a secondary objective.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of its respective Fund, has the same rights and voting privileges, and is identical in all material respects except that they differ as to sales and redemption charges and ongoing service and distribution fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies and exchange-traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange-traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange-traded fund purchased by the Funds will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Index options are valued at the mean prices provided by an approved independent pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the Funds’ net assets as of June 30, 2018:

Day Hagan Tactical Allocation Fund

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds(b)	$28,117,962	$—	$—	$28,117,962
Short-Term Investment	107,611	—	—	107,611
Total	$28,225,573	$—	$—	$28,225,573

Liabilities

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Put Options Written	$(15,110)	$—	$—	$(15,110)
Total	$(15,110)	$—	$—	$(15,110)

Day Hagan Logix Tactical Dividend Fund

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stock(b)	$80,755,171	$—	$—	$80,755,171
Exchange-Traded Fund(b)	9,446,550	—	—	9,446,550
REITs	10,521,652	—	—	10,521,652
Short-Term Investments	19,605,998	—	—	19,605,998
Total	$120,329,371	$—	$—	$120,329,371

(a)	As of and during the year ended June 30, 2018, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current period presented. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

(b)	All exchange-traded funds and common stocks held in the Funds are Level 1 securities. For a detailed break-out of exchange-traded funds (“ETFs”) and common stocks by major index classification, please refer to the Portfolios of Investments.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

b) Accounting for Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

Option Transactions – Each Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Funds write put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in each Fund’s portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of June 30, 2018 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Day Hagan Tactical Allocation Fund

Derivatives Not
Accounted for as
Hedging Instruments		Location of Derivatives on	Fair Value of
under GAAP	Primary Risk Exposure	Statements of Assets and Liabilities	Liability Derivatives
Put options written	Equity Risk	Options written, at value	$(15,110)
Total			$(15,110)

The following is a summary of the Fund’s realized and unrealized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended June 30, 2018:

Derivatives Not
Accounted for as
Hedging Instruments		Location of Gain (Loss) on	Realized and Unrealized
under GAAP	Primary Risk Exposure	Derivatives Recognized	Gain (Loss) on Derivatives
Call Options written	Equity Risk	Net realized gain from options written	$13,501

Put Options written	Equity Risk	Net realized gain from options written	$99,065
Total			$112,566

Call Options written	Equity Risk	Net change in unrealized depreciation on options written	(637)
Put Options written	Equity Risk	Net change in unrealized depreciation on options written	(941)
Total			$(1,578)

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2018:

Day Hagan Tactical Allocation Fund

				Gross Amounts of Assets Pledged in the
Assets/Liabilities:				Statements of Assets & Liabilities
		Gross Amounts
		of Recognized		Financial	Cash Collateral
Description	Counterparty	Liabilities		Instruments	Received	Net Amount
Put options written	Interactive Brokers	$(15,110	) (1)	$15,110	$—	$—
Total		$(15,110)		$15,110	$—	$—

(1)	Value as presented in the Portfolio of Investments.

Federal Income Tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required

As of and during the year ended June 30, 2018, each Fund did not have a liability for any unrecognized tax expense. Each Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2018, each Fund did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (years or periods ended 2015 – 2017 or expected to be taken in year ended 2018 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Funds’ tax returns are presently in progress.

d)        Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually. The Day Hagan Tactical Allocation Fund distributes net investment income annually and the Day Hagan Logix Tactical Dividend Fund distributes net investment income quarterly. Distributable net realized gains, if any, are declared and distributed annually.

e)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

f)        Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

g)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)        Indemnification – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)        Redemption Fees and Sales Charges (loads) – A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of each Fund. Investments in Class A shares, in each Fund, made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2018, there were no redemption fees paid to the Funds and there were no CDSC fees paid to the Manager.

j)        Security Loans – Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of income earned on invested collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Throughout the year ended June 30, 2018 the Funds did not have any securities on loan.

k)        The Funds consider their investments in an FDIC insured account to be cash. The Funds maintain cash balances, which at times may exceed federally insured limits. The Funds maintain this balance with a high quality financial institution.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for each Fund were as follows:

Day Hagan Tactical Allocation Fund

Purchases	Sales
$ 80,168,888	$ 80,231,060

Day Hagan Logix Tactical Dividend Fund

Purchases	Sales
$ 89,618,855	$ 115,779,194

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Day Hagan acts as investment manager to the Funds pursuant to the terms of an investment advisory agreement between the Funds and Day Hagan (the “Management Agreement”). DH Logix, LLC serves as sub-adviser to a portion of the Day Hagan Logix Tactical Dividend Fund. Under the terms of the Management Agreement, the Manager manages the investment operations of each Fund in accordance with each Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, each Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets for Day Hagan Tactical Allocation Fund and Day Hagan Logix Tactical Dividend Fund, such fees to be computed daily based upon daily average net assets of the Funds. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2018, management fees of $289,487 and $1,329,525 were incurred by the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund, respectively, before the waiver and reimbursement described below. For the year ended June 30, 2018 the Day Hagan Tactical Allocation Fund owed $17,232 and the Day Hagan Logix Tactical Dividend Fund owed $100,947 to the investment manager.

The Manager and the Trust, with respect to the Funds, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) at 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares of each of Day Hagan Tactical Allocation Fund and Day Hagan Logix Tactical Dividend Fund’s average daily net assets through October 31, 2018. Each waiver or reimbursement by the Manager is subject to repayment by each Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board.

For the year ended June 30, 2018, the Manager waived management fees of $76,180 and $17,140 for Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund, respectively. As of June 30, 2018, the Adviser has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

	2019	2020	2021
Day Hagan Tactical Allocation Fund	$84,569	$68,072	$76,180
Day Hagan Logix Tactical Dividend Fund	$65,563	$0	$17,140

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2018, $25,038 and $97,492 in fees were incurred under the Management Service Agreement for Day Hagan Tactical Allocation Fund and Day Hagan Logix Tactical Dividend Fund, respectively.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for Class A and Class C shares of each Fund, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Manager for the sale of Class C shares.

For the year ended June 30, 2018, the Distributor received $178 and $3,244 in underwriter commissions from the sale of Class A shares of the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund, respectively.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes including options written is $28,183,412 and $118,166,826 for the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund respectively, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Day Hagan Tactical Allocation Fund
Gross Unrealized Appreciation:	$697,773
Gross Unrealized Depreciation:	(670,722)
Net Unrealized Appreciation:	$27,051

Day Hagan Logix Tactical Dividend Fund
Gross Unrealized Appreciation:	$7,056,566
Gross Unrealized Depreciation:	(4,894,021)
Net Unrealized Appreciation:	$2,162,545

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 was as follows:

For the year ended June 30, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Day Hagan Tactical Allocation Fund	$2,036,152	$—	$—	$2,036,152
Day Hagan Logix Tactical Dividend Fund	3,421,678	6,141,519	—	$9,563,197

For the year ended June 30, 2017:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Day Hagan Tactical Allocation Fund	$—	$—	$—	$—
Day Hagan Logix Tactical Dividend Fund	1,488,995	805,996	—	2,294,991

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss		Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Unrealized	Accumulated
	Income	Capital Gains	Forwards	Differences	Late Year Loss	Appreciation	Earnings
Day Hagan Tactical Allocation Fund	$701,901	$249,320	$—	$—	$—	$27,051	$978,272
Day Hagan Logix Tactical Dividend Fund	3,246,547	4,547,508	—	—	—	2,162,545	$9,956,600

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, resulted in reclassification for the year ended June 30, 2018 as follows:

	Paid	Undistributed	Accumulated
	In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Day Hagan Tactical Allocation Fund	$31,402	$(945)	$(30,457)
Day Hagan Tactical Dividend Fund	—	46,515	(46,515)

(5)	UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

(6)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Day Hagan Tactical Allocation Fund and Day Hagan Logix

Tactical Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Day Hagan Tactical Allocation Fund and Day Hagan Logix Tactical Dividend Fund (formerly, Day Hagan Tactical Dividend Fund), each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian or brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2018

Consideration and Approval of Sub-Advisory Agreement between Donald L. Hagan, LLC, also known as Day Hagan Asset Management, the Fund’s investment adviser and DH Logix, LLC, also known as Day Hagan Logix, LLC with respect to the Day Hagan Logix Tactical Dividend Fund.

In connection with a meeting held on May-16-17, 2017, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the approval of a sub-advisory agreement (“the Sub-Advisory Agreement”) between Day Hagan Asset Management (‘Day Hagan”) and DH Logix, LLC, (“DH Logix”), with respect to the Day Hagan Logix Tactical Dividend Fund (the “Fund”).

The Trustees noted that Gries Financial, LLC was the Fund’s current sub-adviser (“Gries”). The Board was assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed DH Logix’s responses to a series of questions regarding, among other things, the services to the Fund, comparative fee and expense information, and DH Logix’s profitability from managing the Fund (“DH Logix’s 15(c) Response”).

Nature, Extent, and Quality of Services. The Trustees reviewed the DH Logix 15(c) Response noting that the personnel of DH Logix included personnel from Day Hagan and Gries. They noted that DH Logix was created in partnership between Gries and Day Hagan as the result of a corporate realignment of Gries’ businesses. They discussed their experience in working with the DH Logix personnel and considered the benefit to shareholders from the consistency in the Fund’s portfolio management team acknowledging the extensive experience of the sub-advisor personnel. They considered that DH Logix would be responsible for portfolio management and trade execution, subject to the oversight of Day Hagan, and discussed its research tools and capabilities. The Trustees concluded that the services to be provided by the sub-advisor were in line with their expectations.

Performance. The Trustees reviewed the Fund’s performance noting that for the one year period the Fund had positive returns but underperformed the funds comprising the peer group and Morningstar category average. They noted that the since inception returns were more in line with benchmark returns. The Trustees noted that Day Hagan and the sub-advisor believed, and the Trustees concurred, that the assigned Morningstar category was not well matched to the Fund’s strategy and portfolio. They considered that although the Fund underperformed in each period, the underperformance was not unexpected given current market conditions, but that the portfolio management team remained dedicated to the Fund’s value strategy. They considered that the Fund’s dividend focus was a part of the tactical approach to the Fund’s strategy. After further discussion, the Trustees determined that the performance was reasonable and that DH Logix had the potential to provide comparable returns to shareholders.

Fees and Expenses. The Trustees noted Day Hagan charged an advisory fee of 1.00%, and that 100% of the Fund’s net advisory fee, after paying certain Fund expenses, would be paid to the sub-advisor as a sub-advisory fee. They noted that the sub-advisory fee would be allocated between the parent companies with 55% of the sub-advisory fee paid to Day Hagan and 45% being paid to Gries. The Trustees considered a comparison of the sub-advisory fee to the fees charged by Gries and Day Hagan to their other clients and agreed that the sub-advisory fee compared favorably. The Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees considered the sub-advisor’s projected profitability in connection with its relationship with the Fund. They noted that the sub-advisor anticipated realizing modest profits in terms of the percentage of the sub-advisory fees and the dollar amount that would be retained as profit after waiver of a portion of the fees and reimbursement for certain Fund expenses. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had the potential to realize economies of scale with respect to the management of the Fund. The Trustees agreed that at current asset levels, as well as reasonably foreseeable asset levels, the advisor and sub-advisor were unlikely to realize meaningful economies of scale over the next two years and, therefore, the issue would be reconsidered when the sub-advisory agreement was considered for renewal.

Conclusion. Having requested and received such information from DH Logix as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the sub-advisory agreement was in the best interests of the Fund and its shareholders.

Day Hagan Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2018

As a shareholder of the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Day Hagan Tactical Allocation Fund and the Day Hagan Logix Tactical Dividend Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Day Hagan Tactical Allocation Fund

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/18	6/30/18	1/1/18 – 6/30/18	1/1/18 – 6/30/18
Class A	$1,000.00	$992.10	$7.95	1.60%
Class C	1,000.00	987.90	11.63	2.35
Class I	1,000.00	992.20	6.72	1.35

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/18	6/30/18	1/1/18 – 6/30/18	1/1/18 – 6/30/18
Class A	$1,000.00	$1,016.81	$8.05	1.60%
Class C	1,000.00	1,013.09	11.78	2.35
Class I	1,000.00	1,018.05	6.80	1.35

Day Hagan Funds
EXPENSE EXAMPLES (Unaudited) (Continued)
June 30, 2018

Day Hagan Logix Tactical Dividend Fund

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/18	6/30/18	1/1/18 – 6/30/18	1/1/18 – 6/30/18
Class A	$1,000.00	$1,008.90	$7.97	1.60%
Class C	1,000.00	1,005.30	11.68	2.35
Class I	1,000.00	1,010.10	6.73	1.35

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/18	6/30/18	1/1/18 – 6/30/18	1/1/18 – 6/30/18
Class A	$1,000.00	$1,016.86	$8.00	1.60%
Class C	1,000.00	1,013.14	11.73	2.35
Class I	1,000.00	1,018.10	6.76	1.35

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

DAY HAGAN FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a family office, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	53	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, since 2016

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired since 2015, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, 1991 to 2017.	40	Variable Insurance Trust since 2010

DAY HAGAN FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016- present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015. Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014).	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, free of charge, upon request, by calling toll-free at 1-877-329-4246.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Day Hagan Funds
ADDITIONAL INFORMATION (Unaudited)
June 30, 2018

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how each Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that each Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-329-4246; and on the Commission’s website at http://www.sec.gov.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
Donald L. Hagan, LLC
also known as
Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
Day Hagan Tactical Allocation Fund	11,250	11,250
Day Hagan Tactical Dividend Fund	11,000	11,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
Day Hagan Tactical Allocation Fund	2,000	2,000
Day Hagan Tactical Dividend Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2018 and 2017 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2018 and 2017 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/Jerry Szilagyi
Principal Executive Officer/President
Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/Jerry Szilagyi
Principal Executive Officer/President
Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/Erik Naviloff
Erik Naviloff, Principal Financial Officer/Treasurer
Date: September 4, 2018